UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Aileron Therapeutics, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
285 Summer Street, Suite 101 Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 995-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stock Incentive Plan

On June 15, 2021, Aileron Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Aileron Therapeutics, Inc. 2021 Stock Incentive Plan (the “2021 Plan”) which had previously been approved by the Board of Directors of the Company, subject to stockholder approval.

A description of the material terms and conditions of the 2021 Plan is set forth in “Proposal 3: Approval of 2021 Stock Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2021, and is incorporated herein by reference. A complete copy of the 2021 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares. The additional shares of common stock authorized by the Certificate of Amendment have rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 16, 2021.

This summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, the Company held its Annual Meeting to consider and vote upon the matters listed below. The following is a summary of the matters voted on at that meeting.

(a)

The stockholders of the Company elected Jeffrey A. Bailey and Jodie P. Morrison as Class I directors for a three-year term expiring at the annual meeting of stockholders to be held in 2024. The results of the stockholders’ vote with respect to such matter were as follows:

Name	For	Withheld	Broker Non-Votes
Jeffrey A. Bailey	34,871,045	1,402,787	21,524,472
Jodie P. Morrison	34,953,516	1,320,316	21,524,472

(b)

The stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
55,870,814	1,546,962	380,528

(c)	The stockholders of the Company approved the Aileron Therapeutics, Inc. 2021 Stock Incentive Plan. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain	Broker Non-Votes
31,937,478	4,210,849	125,505	21,524,472

(d)

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
57,626,598	141,963	29,743

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Aileron Therapeutics, Inc.

99.1	Aileron Therapeutics, Inc. 2021 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aileron Therapeutics, Inc.

Date: June 17, 2021	By:	/s/ Richard J. Wanstall
Richard J. Wanstall
Chief Financial Officer